RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

RCI HOSPITALITY HOLDINGS INC.
25 YEARS
Nasdaq
1995-2020

NASDAQ: RICK
Investor Presentation
October 12-13, 2021
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission ("SEC").

This presentation may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company's actual results to differ materially from those indicated in this presentation, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company's businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI's annual report on Form 10-K for the year ended September 30, 2020, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

For more detailed discussion of such factors and certain risks and uncertainties, see RCI's annual report on Form 10-K for the year ended September 30, 2020 as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As of the release of this report, we do not know the future extent and duration of the COVID-19 pandemic on our businesses. Lower sales caused by social distancing guidelines could lead to adverse financial results. We are continually monitoring and evaluating the situation and will determine any further measures to be instituted, which could include refinancing several of our debt obligations.

As used herein, the "Company," "we," "our," and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin*. We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) impairment of assets, and (e) settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share*. We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) unrealized gains or losses on equity securities, (e) impairment of assets, (f) settlement of lawsuits, (g) gain on debt extinguishment, and (h) the income tax effect of the above described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 24.3% and 26.9% effective tax rate of the pre-tax non-GAAP income before taxes for the nine months ended June 30, 2021 and 2020, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities.

- *Adjusted EBITDA*. We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized gains or losses on equity securities, (g) impairment of assets, (h) settlement of lawsuits, and (i) gain on debt extinguishment. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.

- *Management also uses non-GAAP cash flow measures such as free cash flow*. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our August 5, 2021 news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter ended June 30, 2021 and are posted on our website at www.rcihospitality.com. Our 3Q21 10-Q contains additional details and reconciliation of non-GAAP financial measures for the quarter ended June 30, 2021 and is similarly posted on our website.

What We Do

Overview

- Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants
- Founded in 1983, IPO and Nasdaq listing in 1995

Nightclubs

- 37 clubs[1] – Many of the industry's best in top US markets
- Segment % of annual revenues: 82% in FY19, 67% in FY20, 69% in 9M21
- Recently signed definitive agreements to acquire 12 more clubs in 7 states

Bombshells Restaurants

- 10 locations – Fast-growing, sports bar restaurant chain in Texas
- Segment % of annual revenues: 17% in FY19, 33% in FY20, 30% in 9M21
- 2 new locations under construction (one company-owned, one franchisee-owned)

Entertainment Drives Sales

- Clubs: Female entertainers attract customers
- Bombshells: New generation sports bar and restaurant

Exchange: Symbol	Market Cap (10/8/21)	Shares (10/08/21)	Insider Ownership (10/08/21)[2]
Nasdaq: RICK	~$650M	8.99M	8.07%

Period	Revenues	Non-GAAP EPS[3]	Free Cash Flow[3]	Total Cash Dividends
FY19	$181M	$2.44	$33.3M	$0.13
FY20	$132M	$0.51	$13.5M	$0.14
9M21	$140M	$2.50	$27.6M	$0.12

1) One small Houston club recently sold
2) Source: Bloomberg
3) For GAAP reconciliation, see page 17

RCI HOSPITALITY HOLDINGS INC

Great Business

Strong Cash Generation

- High gross margin (86.2% in FY19, 85.3% in FY20, 84.4% in 9M21)
- Fast inventory turnover
- Low maintenance capex ($3.9M in FY19, $2.2M in FY20, $4.6 in 9M21)

Barriers to Entry

- **Clubs:** Most municipal licenses tied to physical location, few municipalities issue new licenses, we have acquired ~80% of clubs we own
- **Bombshells:** Few if any concepts compete with the $6M investment (land and building) required

Own Most of Our Real Estate

- Most of our businesses not beholden to landlords

Access to Bank Financing

- Growth funded through debt, most of which are real estate

Recently closed on $99M, 5.25%, 10-year, bank real estate loan, with 20-year amortization schedule
• Refinances $86M of existing bank and seller financed real estate debt
• Provides $12M to pay off higher-rate unsecured debt
• Eliminates $7M in balloon payments over the next two years
• Reduces debt service by $5.2M in year 1

Total Revenues (FY20)



Entertainment Services 31%
Alcoholic Beverages 45%
Food, Merchandise & Other 24%

Period	Alcoholic Beverages	Entertainment Services	Food, Merchandise & Other
FY19	41%	38%	21%
FY20	45%	31%	24%
9M21	45%	27%	28%

*Capital Allocation Strategy**

- Repurchase shares when FCF yield is more than 10%

Buy Back Shares

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-5x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

Drive Value with 10-15% Compound Annual FCF/Share Growth

Organic

Judiciously Expand Bombshells

- Develop critical mass, market awareness, and sell franchises
- Structure investments in new units to generate annual cash on cash return of at least 25-33%

* We may deviate from this strategy if other strategic rationale warrants

Major Transformation

1. **Pre-2016**
   Focused on growing top line, not FCF
2. Defined & Adopted Capital Allocation Strategy
3. Invested in the Right People, Systems & Processes
4. Disposed of Under-Performing Locations
5. Changed Approach to Club Purchases & New Bombshells
6. Eliminated Equity Financing* & Used Debt Instead
7. **Today**
   Highly Scalable Cash Flow Growth Machine

Rick's CABARET → RCI HOSPITALITY HOLDINGS INC

* Except in rare occasions

Strong Track Record FY15-19 (Pre-Pandemic)

Free Cash Flow ($M)[1]


$14.9
$18.5
$19.3
$23.2
$33.3
FY15
FY16 (adjusted)2
FY17
FY18
FY19

FCF as % of Revenues


11.0%
13.7%
13.3%
14.0%
18.4%
FY15
FY16 (adjusted)2
FY17
FY18
FY19

Total Sales / Location ($K)[3]


$729
$768
$871
$946
$1,004
4Q15
4Q16
4Q17
4Q18
4Q19

Diluted Weighted Average Shares Outstanding (M)


10.41
10.23
9.74
9.72
9.66
FY15
FY16
FY17
FY18
FY19

1) For GAAP reconciliation, see page 17
2) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits
3) Based on unit count at quarter end

RCI HOSPITALITY HOLDINGS INC

Two-Year Progress


Nightclubs Revenues ($M)
$37.9
$35.9
$37.9
$31.4
$6.0
$13.1
$25.2
$30.8
$41.0
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21


Bombshells Revenues ($M)
$8.8
$8.5
$10.4
$8.8
$8.5
$15.5
$13.0
$13.1
$16.1
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21


Free Cash Flow ($M)
$6.5
$7.0
$9.3
$0.6
$0.2
$3.4
$5.7
$9.0
$13.0
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21


Diluted Weighted Average Shares Outstanding (M)
9.62
9.62
9.32
9.23
9.13
9.12
9.02
9.00
9.00
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

RCI HOSPITALITY HOLDINGS INC

4Q21 & FY21 Nightclubs & Bombshells Sales

- Record 4Q and annual combined club and restaurant sales in FY21
- Record 4Q21 and FY21 Florida club sales (+51.1% and +38.4% vs. 4Q19 and FY19, respectively)
- Bombshells record annual sales in FY21

$ in Millions	4Q21	4Q21 vs. 4Q20	4Q21 vs. 4Q19
Combined	**$54.4**	*+91.6%*	*+23.5%*
Nightclubs	**$40.0**	*+211.0%*	*+12.6%*
Bombshells	**$14.4**	*-7.3%*	*+68.8%*

$ in Millions	FY21	FY21 vs. FY20	FY21 vs. FY19
Combined	**$192.4**	*+47.7%*	*+8.2%*
Nightclubs	**$135.8**	*+56.0%*	*-7.6%*
Bombshells	**$56.6**	*+31.0%*	*+83.7%*


TOOTSIES
STATION
Tootsie's Cabaret Miami

Nightclubs: Significant Acquisition Opportunities

Market

- 2,000 clubs / ~500 meet our acquisition criteria
- We are one of the largest, but our market share is ~2-3%
- Long-term owners interested in selling
- We are the acquirer of choice as the only public company in the space with access to bank financing

Financial Dynamics

- Buy earnings accretive clubs at 3-5x adjusted EBITDA
- Purchase related real estate at market value
- Strong record paying off seller financing from acquisition cash flow

Pending Acquisitions

- 12 clubs in 7 states
- Well-established, proven cash generators
- More than $40M revenue and $14M adjusted EBITDA (2019, unaudited)
- Accretive in year 1
- Expect to close on most of them the first half of 1Q22, the balance by the end of 1Q22

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

Bombshells: Growth Plan

Upscale Sports Bar

- Better quality food, service, entertaining experience
- Appeals to men, women, families, friends, singles, couples, millennials
- Large venues: ~8K sq. ft. inside + ~2K sq. ft. patio outside
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs

Financial Dynamics

- Long day: Lunch, happy hour, dinner, late night
- Great margins and fast payback
- Many locations doing $5-7M annual revenues vs. $3M initial target when concept launched in 2013

New Locations

Company-Owned	• Plan to add 10 new locations the next 2-3 years for total of 20 • Dallas expansion starts with new location expected to open in 1Q22 • Doing due diligence on two other Dallas area sites • Looking at expanding in Austin and entering Phoenix
Franchisee-Owned	• Signed our first franchisee for 3 locations in and around San Antonio • First San Antonio Bombshells expected to open 1Q22-2Q22 • Doing due diligence on other potential franchisees
Potential	• 80-100 locations (owned and franchised)


BOMBSHELLS



AdmireMe

- Social media platform
- Enables “creators” to post content and receive payment from their "admirers"
- Comparable to OnlyFans
- Total upfront investment about $500K
- Looking at FY22 launch


admireme.com
AdmireMe™
BE THE CREATOR
Stock photo. Posed by model
WHY GIVE AWAY FOR FREE WHAT YOU CAN GET PAID FOR...
SUBSCRIBE FOR CREATOR ANNOUNCEMENTS
Your Email
SIGNUP

www.admireme.com

Our Focus for FY22

- Close and integrate club acquisitions: Will expand unit count by +30%
- Reopen two existing clubs being rebuilt or reformatted
- Open two new Bombshells (one company-owned, one franchised) to expand our locations by 20%
- Solidify plans to open three more Bombshells (two company-owned, one franchised)
- Launch AdmireMe app
- Benefit from new bank loan
- Continue looking for club acquisitions and new Bombshells locations and franchisees
- Carefully manage our growing amount of cash



RCI HOSPITALITY HOLDINGS INC

Appendix

NASDAQ: RICK
Investor Presentation
October 12-13, 2021
www.rcihospitality.com

Record Setting Performance

In 3Q21 Achieved Record Levels in 8 of 13 Key Indicators

($ in millions, except EPS)	Total		3Q21 vs. 3Q19 Change		Total	3Q21 vs. 3Q20 Change		Record All-Time High	
	3Q21	3Q19	$	%	3Q20	$	%	Period	Amount
Revenue[1]									
Consolidated	**$57.9**	$47.0	$10.8	23.0%	$14.7	$43.1	293.0%	**3Q21**	**$57.9**
Nightclubs	**$41.0**	$37.9	$3.1	8.3%	$6.0	$35.0	582.4%	**3Q21**	**$41.0**
Bombshells	**$16.1**	$8.8	$7.3	83.6%	$8.5	$7.5	88.5%	**3Q21**	**$16.1**
Income (loss) from Operations									
Consolidated	**$18.5**	$10.0	$8.5	85.6%	$(4.7)	$23.2	-497.4%	**3Q21**	**$18.5**
Nightclubs	**$18.4**	$14.0	$4.3	30.8%	$(3.0)	$21.4	-704.0%	**3Q21**	**$18.4**
Bombshells	$4.4	$0.7	$3.7	542.0%	$1.9	$2.6	138.1%	4Q20	$5.1
Operating Margin									
Consolidated	32.0%	21.2%		1078 bps	-31.6%		6362 bps	3Q15	42.3%
Nightclubs	44.7%	37.0%		768 bps	-50.5%		9525 bps	3Q15	57.4%
Bombshells	27.4%	7.8%		1956 bps	21.7%		571 bps	4Q20	33.1%
Units at Period End									
Nightclubs	36	38	(2)	-5.3%	29	7	24.1%		
Bombshells	10	8	2	25.0%	10	--	0.0%		
GAAP EPS	$1.37	$0.59	$0.78	132.2%	$(0.60)	$1.97	328.3%	1Q18	$1.47[2]
Non-GAAP EPS	**$1.36**	$0.59	$0.77	130.5%	$(0.74)	$2.10	283.8%	**3Q21**	**$1.36**
Net Cash Provided by Operating Activities	**$15.0**	$7.4	$7.5	101.1%	$0.2	$14.8	8918.7%	**3Q21**	**$15.0**
Free Cash Flow	**$13.0**	$6.5	$6.5	99.7%	$0.2	$12.8	7703.6%	**3Q21**	**$13.0**

1) Includes revenue from non-core operations
2) Includes $9.7M non-cash tax benefit due to change in tax rate

Non-GAAP Reconciliations*

Reconciliation of GAAP diluted earnings (loss) per share to non-GAAP diluted earnings per share	9M21	FY20	FY19
Diluted shares (in 000s)	9,006	9,199	9,657
GAAP diluted earnings (loss) per share	$ 3.11	$ (0.66)	$ 2.10
Amortization of intangibles	0.02	0.07	0.06
Settlement of lawsuits	0.03	0.02	0.02
Impairment of assets	0.19	1.15	0.63
(Gain) on sale of businesses and assets	(0.05)	(0.07)	(0.30)
Loss (gain) on debt extinguishment	(0.59)	0.01	0.06
Unrealized loss on equity securities	0.01	0.05	(0.08)
Gain on insurance	(0.02)	0.14	-
Net income tax effect	(0.19)	(0.18)	(0.06)
Non-GAAP diluted earnings per share	$ 2.50	$ 0.51	$ 2.44

Reconciliation of net cash provided by operating activities to free cash flow ($K)	9M21	FY20	FY19	FY18	FY17	FY16	FY15
Net cash provided by operating activities	$32,217	$15,632	$37,174	$25,769	$21,094	$23,031	$16,364
Less: Maintenance capital expenditures	4,608	2,151	3,858	2,527	1,813	2,518	1,475
Free cash flow	$27,609	$13,481	$33,316	$23,242	$19,281	$20,513	$14,889

RCI HOSPITALITY HOLDINGS INC

* All non-GAAP reconciliations as reported in previously filed 10-Ks and our most recent 10-Q

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK